LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Global Income Fund Supplement Dated July 23, 2021 to the Summary Prospectus Dated May 1, 2020

This Supplement updates certain information in the Summary Prospectus for the LVIP Global Income Fund (the “Fund”). You may obtain a copy of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on June 7-8, 2021, the Board approved the appointment of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) as a new sub-adviser to the Fund, effective on or about August 17, 2021 (the “Effective Date”). AllianzGI U.S. will replace Franklin Advisers, Inc. (“Franklin Advisers”) in providing sub-advisory services to the Fund.

As of the Effective Date, the Fund’s Summary Prospectus is revised as follows:

1.	All references to, and information regarding, Franklin Advisers in the Fund’s Summary Prospectus are deleted in their entirety.

2.	The following replaces paragraphs 4 and 6, respectively, under the heading Principal Investment Strategies on page 2:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the Fund’s investment adviser. Mondrian Investment Partners Limited (“Mondrian”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-today management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser. Such allocations are subject to change at the discretion of the Adviser.

AllianzGI U.S.’s approach in selecting investments for the Fund is oriented to country and currency selection, driven by a philosophy that focuses on healthy entities and issuers with fundamental debt dynamics that offer attractive relative value. AllianzGI U.S. takes an unbiased global investment perspective designed to capture the most promising opportunities across global bond and currency markets. The strategy objectives include income generation, capital appreciation and efficient risk utilization. In order to manage the key risk exposures of the strategy, AllianzGI U.S. may use various derivative instruments and physical cash bond positions to hedge and manage the portfolio.

3.	The following is added alphabetically to the Investment Adviser and Sub-Advisers section on page 4:

Investment Sub-Adviser: Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

4.	The following is added to the Portfolio Managers section on page 5:

AllianzGI U.S. Portfolio Managers	Company Title	Experience with Fund
Julian Le Beron, CFA	Chief Investment Officer – Core Fixed Income Global Markets	Since August 2021
Ranjiv Mann	Director – Sovereign Strategy and Research	Since August 2021
Sam Hogg, CFA	Director and Portfolio Manager – Core Fixed Income Global Markets	Since August 2021
Jayesh Mistry, CFA	Vice President and Portfolio Manager – Core Fixed Income Global Markets	Since August 2021

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

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